UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2023

STEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-172172	87-2151440
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

10370 USA Today Way

Miramar, FL 33025

(Address of principal executive offices and Zip Code)

(954) 715-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27th, 2023, the Company and an institutional investor executed an investment agreement for up to $7,000,000 via a Convertible Promissory Note, Share Purchase Agreement and Warrant Agreement. Per the terms of the Agreement, the Company was tendered an initial $1,000,000, with further disbursements to follow. Said Agreement calls for a 12% OID, registration of said share rights, 100% Warrant coverage for each disbursement and carries interest at 7% per annum. The Company has an open right of redemption at 125% of face value.

Pursuant to the Agreements, the Company has utilized the bulk of this first tranche to fully pay off a standing MCA (Merchant Cash Agreement), eradicating this obligation from the books of the Company. The remainder of funds are being used for further product development and expansion.

The Investor has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time during the term of the Agreements. Pursuant to the Agreements, the Company is required to register all shares which the investor may acquire.

The foregoing is a summary description of certain terms of the Agreements. For a full description of all terms, please refer to the copy of the Agreements which are filed herewith as Exhibits 10.1 et seq. to this Current Report on Form 8-K and incorporated herein by reference. All interested parties are encouraged to read the entire text of the listed

Agreements.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1 10.2 10.3 10.4 10.5 10.6

Convertible Promissory Note of March 27th, 2023.

Securities Purchase Agreement of March 27th, 2023.

Security Agreement of March 27th, 2023.

Registration Rights Agreement of March 27th, 2023.

Series 1 Warrant Agreement

Series 2 Warrant Agreement

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30th, 2023

STEMTECH CORPORATION

/s/ Charles Arnold
By:	Charles Arnold, Dir., CEO

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